UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 12, 2007
Stanley-Martin Communities, LLC
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

333-130488	03-0410135
(Commission File Number)	(I.R.S. Employer Identification No.)

11111 Sunset Hills Road, Suite 200	20190
(Address of Principal Executive Offices)	(Zip Code)
(703) 964-5000
(Registrant’s Telephone Number, Including Area Code)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
          ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
          ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
          ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
          ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02. Results of Operations and Financial Condition
     On November 12, 2007, Stanley-Martin Communities, LLC (the Company) announced results of operations for the three and nine month periods ended September 30, 2007. A copy of the Company’s press release announcing these results is being furnished as Exhibit 99.1.
     The information furnished in this item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits
99.1	Press Release issued dated November 12, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANLEY-MARTIN COMMUNITIES, LLC
Date: November 12, 2007	By:	/s/ Steven B. Alloy
Steven B. Alloy
President